EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 registration statement of our report dated May 23, 2002 included in Hometown Auto Retailers Inc.'s Form 10-K for the year ended December 31, 2001 and to all references to our Firm included in the registration statement.


Stamford, Connecticut                   /s/ Arthur Andersen LLP
May 31, 2002